                             EXCELSIOR FUNDS, INC.
                                (the "Company")

                             Emerging Markets Fund

Supplement dated January 30, 2003 to the Semi-Annual Report dated September 30,
                                     2002

   The financial highlights-selected per share data and ratios information for the six-months ended September 30, 2002 for the Company's Emerging Markets Fund provided on pages 4 and 5 in the Company's International Equity Portfolios Semi-Annual Report dated September 30, 2002 is deleted in its entirety and replaced with the following:

                                                              Six Months Ended
                                                             September 30, 2002
                                                                (Unaudited)
                                                             ------------------
Net Asset Value, Beginning of Period........................      $  4.95
                                                                  -------
Net Investment Income (Loss)................................         0.02
Net Realized and Unrealized Gain (Loss) on Investments......        (1.02)
                                                                  -------
Total From Investment Operations............................        (1.00)
                                                                  -------
Dividends from Net Investment Income........................        (0.01)
Distributions from Net Realized Gain on Investments.........           --
                                                                  -------
Total Distributions.........................................        (0.01)
                                                                  -------
Net Asset Value, End of Period..............................      $  3.94
                                                                  =======
Total Return/(6)/...........................................       (20.29)%/(2)/
Net Assets, End of Period (000's)...........................       23,393
Ratio of Net Operating Expenses to Average Net Assets.......         1.63%/(1)/
Ratio of Gross Operating Expenses To Average Net Assets/(3)/         1.67%/(1)/
Ratio of Net Investment Income (Loss) to Average Net Assets.         0.88%/(1)/
Portfolio Turnover Rate.....................................           27%/(1)/
Fee Waivers /(Note 2)/......................................           --

--------
/(1)/ Annualized
/(2)/ Not Annualized
/(3)/ Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
/(6)/ Total returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.


                                                                 SUPEMGMKT-0103

                          Drinker Biddle and Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                           Philadelphia, PA 19103-6996
                            Telephone: (215) 988-2700
                               Fax: (215) 988-2757

                                January 30, 2003


VIA EDGAR TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

             Re:  Excelsior Funds, Inc. (the "Company")
                  (Registration Nos. 2-92665; 811-4088)

Ladies and Gentlemen:

             On behalf of the Company, I have enclosed for filing the Supplement dated January 30, 2003 to the Company's International Equity Portfolios Semi-Annual Report dated September 30, 2002.

             Should you have any questions, please contact me at (215) 988-2826.

                                Very truly yours,

                              /s/ Jonathan Kopcsik

                                Jonathan Kopcsik

JMK:tc
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